UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2013

Commercial Metals Company

(Exact name of registrant as specified in its charter)

Delaware	1-4304	75-0725338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd., Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(214) 689-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 17, 2013, Commercial Metals Company, a Delaware corporation (the “Company”), sold all of the issued and outstanding shares of capital stock (the “Shares”) of Howell Metal Company, a Virginia corporation and wholly owned subsidiary of the Company (“Howell”) to Mueller Copper Tube Products, Inc. (the “Buyer”), a Delaware corporation and wholly owned subsidiary of Mueller Industries, Inc., a Delaware corporation, pursuant to a stock purchase agreement (the “Stock Purchase Agreement”) by and among the Company, Howell and the Buyer. As consideration for the Shares, the Buyer paid $58.5 million in cash, subject to a post-closing working capital adjustment. A portion of the purchase price equal to $3.0 million is being held in escrow to satisfy certain indemnification obligations of the Company and $1.0 million is being held in escrow to satisfy the post-closing working capital adjustment obligations of the Company.

The Stock Purchase Agreement contains customary representations, warranties, covenants and post-closing obligations. The parties have agreed to indemnify each other under the Stock Purchase Agreement for certain matters, including among other things, breaches of representations, warranties and covenants, subject to certain limitations.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 17, 2013, the Company issued a press release announcing the sale of all of the issued and outstanding Shares of Howell. A copy of the press release is being filed as Exhibit 99.1 and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On October 23, 2013, the Company issued a press release announcing its financial results for the fourth quarter and the fiscal year ended August 31, 2013. A copy of the press release is being furnished as Exhibit 99.2 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Stock Purchase Agreement, dated October 17, 2013, by and among Commercial Metals Company, Howell Metal Company and Mueller Copper Tube Products, Inc.

99.1 99.2	Press release issued by Commercial Metals Company on October 17, 2013. Press Release issued by Commercial Metals Company on October 23, 2013 (furnished).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: October 23, 2013	By:	/s/ Barbara R. Smith
Name: Barbara R. Smith
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Stock Purchase Agreement, dated October 17, 2013, by and among Commercial Metals Company, Howell Metal Company and Mueller Copper Tube Products, Inc.

99.1	Press release issued by Commercial Metals Company on October 17, 2013.

99.2	Press release issued by Commercial Metals Company on October 23, 2013 (furnished).